UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Schulte Roth & Zabel, LLP 1152 Fifteenth Street, NW Suite 850 Washington, DC 20005 (202) 729-7477

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: September 30, 2019

Item 1. Consolidated Schedule of Investments and Schedule 12-14.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
26.0% of net assets at value

Privately Held Companies (Illiquid) -
16.2% of net assets at value

AutoTech Ventures Management I, LLC (3)(4)(5)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	$0	$147,330

D-Wave Systems, Inc. (3)(4)(6)		Technology Hardware, Storage & Peripherals
Developing high-performance quantum computing systems
Series 1 Class B Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		1,144,869	1,002,074	1,671,138
Series 1 Class C Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		450,450	487,804	671,359
Series 1 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		855,131	748,473	1,274,503
Series 1 Class E Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		269,280	248,049	418,649
Series 1 Class F Convertible Preferred Stock (acquired 11/24/10)	(M) (L3)		258,721	238,323	402,233
Series 1 Class H Convertible Preferred Stock (acquired 6/27/14)	(M) (L3)		460,866	909,088	974,106
Series 2 Class D Convertible Preferred Stock (acquired 9/30/08)	(M) (L3)		678,264	736,019	1,010,897
Series 2 Class E Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		513,900	659,493	836,300
Series 2 Class F Convertible Preferred Stock (acquired 6/1/12-3/22/13)	(M) (L3)		493,747	633,631	803,504
				5,662,954	8,062,689

Fleet Health Alliance, LLC (3)(4)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Unsecured Convertible Bridge Note, 0%, (acquired 4/22/16, no maturity date)	(I) (L3)		$225,000	225,000	56,250

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
26.0% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
16.2% of net assets at value (cont.)

Lodo Therapeutics Corporation (3)		Pharmaceuticals
Developing and commercializing novel therapeutics derived from a metagenome-based Natural Product Discovery Platform
Series A Convertible Preferred Stock (acquired 12/21/15-4/22/16)	(I) (L3)		658,190	$658,190	$779,644
Secured Convertible Bridge Note, 6% PIK, (acquired 6/27/19, maturing 5/7/21)	(M) (L3)		$474,019	481,499	481,499
				1,139,689	1,261,143

Magnolia Neurosciences Corporation (3)(4)		Pharmaceuticals
Developing and commercializing novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	862,872	870,992

Nanosys, Inc. (3)(4)		Specialty Chemicals
Developing inorganic nanowires and quantum dots for use in LED-backlit devices
Series C Convertible Preferred Stock (acquired 4/10/03)	(I) (L3)		803,428	1,500,000	946,178
Series D Convertible Preferred Stock (acquired 11/7/05)	(I) (L3)		1,016,950	3,000,003	1,755,219
Series E Convertible Preferred Stock (acquired 8/13/10)	(I) (L3)		433,688	496,573	802,276
				4,996,576	3,503,673

NanoTerra, Inc. (3)(4)		Research & Consulting Services
Developing surface chemistry and nano-manufacturing solutions
Warrants for Common Stock expiring on 2/22/21 (acquired 2/22/11)	(I) (L3)		4,462	69,168	0
Warrants for Series A-3 Preferred Stock expiring on 11/15/22 (acquired 11/15/12)	(I) (L3)		47,508	35,403	0
				104,571	0

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
26.0% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
16.2% of net assets at value (cont.)

Petra Pharma Corporation (3)(7)		Pharmaceuticals
Developing small molecule inhibitors for treatment of cancer and metabolic diseases
Series A Convertible Preferred Stock (acquired 12/23/15-1/8/18)	(I) (L3)		1,894,798	$1,894,798	$478,070
Secured Convertible Bridge Note, 7% PIK, (acquired 8/30/18, maturing 12/31/19)	(M) (L3)		$369,748	397,899	397,899
Secured Convertible Bridge Note, 7% PIK, (acquired 4/11/19, maturing 12/31/19)	(M) (L3)		$116,601	120,470	120,470
Secured Convertible Bridge Note, 7% PIK, (acquired 7/18/19, maturing 12/31/19)	(M) (L3)		$143,903	145,973	145,973
				2,559,140	1,142,412

Phylagen, Inc. (3)		Research & Consulting Services
Developing technology to improve human health and business productivity
Series A Convertible Preferred Stock (acquired 11/14/18)	(M) (L3)		548,031	233,845	374,689

Total Unaffiliated Privately Held Companies (cost: $15,784,647)					$15,419,178

Unaffiliated Publicly Traded Securities -
9.8% of net assets at value

Adesto Technologies Corporation (4)		Semiconductors
Developing low-power, high-performance solutions for the Internet of Things (IoT)
Common Stock (acquired 10/27/15-12/31/18)	(M) (L1)		197,492	$1,161,055	$1,690,532

Emcore Corporation (4)		Communications Equipment
Providing mixed-signal optical products
Common Stock (acquired 5/3/18-3/29/19)	(M) (L1)		652,508	3,011,886	2,003,200

Iteris, Inc. (4)		Electronic Equipment & Instruments
Providing applied informatics for transportation and agriculture
Common Stock (acquired 1/18/19-6/14/19)	(M) (L1)		350,000	1,522,745	2,010,750

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Unaffiliated Companies (2) -
26.0% of net assets at value (cont.)

Unaffiliated Publicly Traded Securities -
9.8% of net assets at value (cont.)

Lantronix, Inc. (4)		Communications Equipment
Providing secure data access and management solutions
Common Stock (acquired 9/18/18-9/30/19)	(M) (L1)		885,828	$3,039,982	$2,967,524

Mersana Therapeutics, Inc. (4)		Biotechnology
Developing antibody drug conjugates for cancer therapy
Common Stock (acquired 7/27/12-12/31/18)	(M) (L1)		301,100	4,414,817	475,738

OpGen, Inc. (4)(8)		Biotechnology
Developing tools for genomic sequence assembly and analysis
Warrants for the Purchase of Common Stock expiring 5/8/20 (acquired 5/5/15)	(M) (L2)		602	425,579	2,413
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		62	785	10
				426,364	2,423

Miscellaneous Common Stocks (4)(9)				124,730	126,811

Total Unaffiliated Publicly Traded Securities (cost: $13,701,579)					$9,276,978

Total Investments in Unaffiliated Companies (cost: $29,486,226)					$24,696,156

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value

Privately Held Companies (Illiquid) -
29.7% of net assets at value

ABSMaterials, Inc. (3)		Specialty Chemicals
Developing nano-structured absorbent materials for water remediation and consumer applications
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$9,378
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	174,032
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/19)	(M) (L3)		$100,000	129,589	97,192
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	30,025	22,518
				1,812,258	303,120

AgBiome, LLC (3)(4)		Fertilizers & Agricultural Chemicals
Providing early-stage research and discovery for agriculture and utilizing the crop microbiome to identify products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	2,000,000	11,717,945
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,484,862
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	1,068,601
				3,021,746	15,271,408

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
29.7% of net assets at value (cont.)

Black Silicon Holdings, Inc. (3)(4)(10)(11)		Semiconductors
Holding company for interest in a company that develops silicon-based optoelectronic products
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	460,470
				7,870,245	460,470

EchoPixel, Inc. (3)(4)		Health Care Equipment
Developing virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	1,250,000	1,331,996
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	475,362
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	545,180
				2,100,000	2,352,538

Essential Health Solutions, Inc. (3)		Health Care Technology
Developing software for information transfer amongst healthcare providers and consumers
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	20	141,589
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,840,993
Unsecured Convertible Bridge Note, 8% PIK, (acquired 12/19/18, maturing 12/19/19)	(M) (L3)		$50,000	53,134	53,134
				2,803,154	3,035,716

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Privately Held Companies (Illiquid) -
29.7% of net assets at value (cont.)

ORIG3N, Inc. (3)(4)		Health Care Technology
Developing consumer focused genetic tests
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$1,176,910
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,381,681
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	185,945
				2,200,002	2,744,536

Produced Water Absorbents, Inc. (3)(12)		Oil & Gas Equipment & Services
Providing integrated process separation solutions to the global oil and gas industries, enabling onsite treatment of produced and flowback water
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	7,670,281	0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,479,053	0
				10,214,584	0

TARA Biosystems, Inc. (3)(4)		Life Sciences Tools & Services
Developing human tissue models for toxicology and drug discovery applications
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	20	755,121
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	3,192,445
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	100,978
				2,645,513	4,048,544

Total Non-Controlled Affiliated Privately Held Companies (cost: $32,667,502)					$28,216,332

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Non-Controlled Affiliated Companies (2) -
53.9% of net assets at value (cont.)

Non-Controlled Affiliated Publicly Traded Securities -
24.2% of net assets at value

Quantum Corporation (4)		Technology Hardware, Storage & Peripherals
Providing high-density data storage and high-speed data processing solutions
Common Stock (acquired 2/4/19-6/25/19)	(M) (L1)		1,900,000	$4,980,882	$10,830,000

Synacor, Inc. (4)(13)		Application Software
Providing technology development, multiplatform services and revenue partner for video, internet and communications providers, device manufacturers, and enterprises
Common Stock (acquired 4/6/17-5/14/19)	(M) (L1)		1,602,420	4,349,510	2,243,388
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19) (3)(14)	(I) (L3)		50,000	0	37,250
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19) (3)(14)	(I) (L3)		15,000	0	11,299
Restricted Stock Units (acquired 9/10/19) (3)(14)	(M) (L2)		18,925	0	25,872
				4,349,510	2,317,809

TheMaven, Inc. (3)(4)		Interactive Media & Services
Providing a shared digital publishing, advertising and distribution platform
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	2,000,000	2,800,000
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	7,000,000
				7,000,000	9,800,000

Total Non-Controlled Affiliated Publicly Traded Securities (cost: $16,330,392)					$22,947,809

Total Investments in Non-Controlled Affiliated Companies (cost: $48,997,894)					$51,164,141

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Investments in Controlled Affiliated Companies (2) -
3.8% of net assets at value

Privately Held Companies (Illiquid) -
3.8% of net assets at value

HALE.life Corporation (3)(4)		Health Care Technology
Developing a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$116,585
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,609,820
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,849,979
				4,396,930	3,576,384

Total Controlled Affiliated Privately Held Companies (cost: $4,396,930)					$3,576,384

Total Investments in Controlled Affiliated Privately Held Companies (cost: $4,396,930)					$3,576,384

Total Investments in Privately Held Companies and Publicly Traded Securities (cost: $82,881,050)					$79,436,681

Investment in Equity Method Privately Held Company (2) -
0.2% of net assets at value

Privately Held Company (Illiquid) -
0.2% of net assets at value

Accelerator IV-New York Corporation (3)(4)(7)(15)		Research & Consulting Services
Identifying and managing emerging biotechnology companies
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$224,973	$224,973

Total Investment in Equity Method Privately Held Company (cost: $224,973)					$224,973

Total Investments (cost: $83,106,023)					$79,661,654

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Principal	Cost	Value

Derivative Investments

Unaffiliated Rights to Payments (Illiquid) -
2.0% of net assets at value

Amgen, Inc. (3)(4)(16)		Biotechnology
Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11)	(I) (L3)		$548,998	$548,998	$1,895,518

TheStreet, Inc. (3)(4)(17)		Financial Exchanges & Data
Contingent Value Right (acquired 8/7/19)	(I) (L3)		471,521	21,218	21,218

Xenio Holdings, Inc. (3)(4)(18)		Technology Hardware, Storage & Peripherals
Rights to Payments from the Merger with Xenio Systems, Inc. (acquired 10/20/17)	(I) (L3)		$0	0	0

Total Unaffiliated Rights to Payments (cost: $570,216)					$1,916,736

Total Derivative Investments (cost: $570,216)					$1,916,736

Total Investments and Derivatives (cost: $83,676,239)					$81,578,390

OTHER ASSETS (INCLUDING CASH) MINUS LIABILITIES					$13,436,787

NET ASSETS (equivalent to $3.05 per share based on 31,121,562 shares of common stock outstanding)					$95,015,177

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)	See "Note 1. Investment Valuation Procedures."

(2)
Investments in unaffiliated companies consist of investments in which we own less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated companies consist of investments in which we own five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we control one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated companies consist of investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(3)	We are subject to legal restrictions on the sale of our investment(s) in this company. The total amount of restricted securities held is $59,228,024, or 62.3 percent of net assets.

(4)
Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.

(5)
We received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. We are not investors in AutoTech. The LLC interests have a capital percentage of 0 percent.

(6)
D-Wave Systems, Inc., is located and is doing business primarily in Canada. We invested in D-Wave Systems, Inc. through Parallel Universes, Inc., a Delaware company. Our investment is denominated in Canadian dollars and is subject to foreign currency translation.

(7)	See "Note 4. Commitments and Contingencies."

(8)	On August 28, 2019, OpGen, Inc. effectuated a 1:20 reverse stock split of its common stock. The warrants held by the Company are for the purchase of common stock.

(9)	The identities of these securities have been concealed by the Company while it completes a purchase or selling program for these securities.

(10)
On August 4, 2015, SiOnyx, Inc., reorganized its corporate structure to become a subsidiary of a new company, Black Silicon Holdings, Inc.  Our security holdings of SiOnyx, Inc. were converted into securities of Black Silicon Holdings, Inc.  SiOnyx, Inc. was then acquired by an undisclosed buyer.  Black Silicon Holdings, Inc. owns a profit interest in the undisclosed buyer.

(11)
Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.

(12)	Produced Water Absorbents, Inc., also does business as ProSep, Inc.

(13)
The Company is the Investment Manager and Managing Member of 180.2 SPV Series - a Series of 180 Degree Capital Management, LLC that owns 1,241,400 shares, or 3.2 percent of the voting securities, of Synacor, Inc. ("SYNC"). When combined with the Company's ownership of 4.1 percent of the voting securities of SYNC, the Company controls 7.3 percent of the voting securities of SYNC, based on 39,061,146 shares reported in SYNC's most recent Securities and Exchange Commission ("SEC") filing, Form 10-Q, as of June 30, 2019.

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2019
(UNAUDITED)

(14)
The stock options and restricted stock units were issued to Kevin Rendino for service on the Board of Directors of SYNC. Mr. Rendino entered into an assignment and assumption agreement with the Company that transfers all beneficial and voting interest to the Company.

(15)
Under the equity method, investments are carried at cost, plus or minus the company's equity in the increases and decreases in the investee's net assets after the date of acquisition and certain other adjustments. The Company owns approximately 9.6 percent of Accelerator IV-New York Corporation.

(16)	If all the remaining milestones are met, we would receive $5,384,482. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

(17)
In conjunction with the sale of TheStreet, Inc. ("TST") to TheMaven, Inc. ("MVEN"), the Company received a contingent value right for its pro rata share of a potential distribution from the release of escrowed funds after January 31, 2020, related to the sale of a portion of TST's business prior to the acquisition by MVEN. The Company could receive up to approximately $0.09 per share, or approximately $42,400 if the escrow is released in full. There can be no assurance as to how much of this amount we will ultimately realize, if any.

(18)
In October 2017, Xenio Systems, Inc., merged with Xenio Holdings, Inc. In conjunction with this merger, all common stock of Xenio Systems, Inc., was canceled and shareholders were granted a right to a future payment in the event of a sale of Xenio Holdings, Inc. The maximum amount we could receive from such payments is approximately $11,000. There can be no assurance as to how much of these amounts we will ultimately realize or when they will be realized, if at all.

The accompanying unaudited notes are an integral part of this unaudited consolidated schedule of investments.

NOTE 1. INVESTMENT VALUATION PROCEDURES

Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•
Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.

•
Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.

•
Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•	Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•
Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•
Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

Our investment in Accelerator IV-New York Corporation is accounted for under the equity method of accounting as it represents non-controlling interest in operating entities that provide investment advisory services to the Company. Under the equity method, investments are carried at cost, plus or minus the Company’s equity in the increases and decreases in the investee’s net assets after the date of acquisition and certain other adjustments. Upon sale of investments, the values that are ultimately realized may be different from the fair value presented in the Company's consolidated schedule of investments. The difference could be material.

NOTE 2. FAIR VALUE OF INVESTMENTS

At September 30, 2019, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	September 30, 2019
Privately Held Portfolio Companies:
Preferred Stock	$0	$0	$44,215,864	$44,215,864
Bridge Notes	0	0	1,835,405	1,835,405
Common Stock	0	0	1,013,295	1,013,295
Warrants	0	0	0	0
Senior Secured Debt	0	0	0	0
LLC Interests	0	0	147,330	147,330

Publicly Traded Portfolio Companies:
Common Stock	$22,221,132	$152,683	$0	$22,373,815
Preferred Stock	0	9,800,000	0	9,800,000
Warrants	0	2,413	10	2,423
Stock Options	0	0	48,549	48,549
Total Investments:	$22,221,132	$9,955,096	$47,260,453	$79,436,681

Derivative Investments:
Rights to Payments	$0	$0	$1,916,736	$1,916,736
Total Financial Assets:	$22,221,132	$9,955,096	$49,177,189	$81,353,417

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Fair Value as of 9/30/2019	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	0.0% (0.0%)
			Price Per Share	$1.30 ($1.30)
			Volatility	78.4% (78.4%)
Preferred Stock	$2,744,536	Hybrid Approach	Time to Exit / Cash Flows (Years)	3.7 (3.7)
			Price Per Share	$0.02 - $7.23 ($3.77)
			Public Comparable Adjustment (Including Non-Performance Risk)	-89.1% - 32.1% (7.9%)
			Volatility	61.3% - 95.2% (73.8%)
Preferred Stock	33,033,950	Income Approach	Time to Exit / Cash Flows (Years)	4.8 - 7.0 (5.1)
			Public Comparable Adjustment (Including Non-Performance Risk)	-17.2% (-17.2%)
			Revenue Multiples	2.7 (2.7)
			Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	14.3% (14.3%)
Preferred Stock	8,437,378	Market Approach	Price Per Share	$0.68 - $1.59 ($1.55)
Bridge Notes	56,250	Income Approach	Estimated Value to Cost Ratio at Payout	0.25 (0.25)
			Revenue Multiples	2.7 (2.7)
			Time to Exit (Years)	0.5 (0.5)
			Discount for Lack of Marketability	14.3% (14.3%)
Bridge Notes	1,779,155	Market Approach	Estimated Value to Cost Ratio at Conversion	0.75 - 1.00 (0.98)
			Discount for Lack of Marketability	6.5% (6.5%)
			Public Comparable Adjustment (Including Non-Performance Risk)	-25.0% - 6.0% (-14.6%)
			Volatility	70.6% - 75.5% (74.2%)
			Time to Exit (Years)	4.8 - 5.3 (4.9)
Common Stock	1,013,295	Income Approach	Price Per Share	$0.16 - $1.06 ($0.52)
			Volatility	67.0% (67.0%)
			Revenue Multiples	1.5 (1.5)
			Time to Exit (Years)	0.8 (0.8)
Common Stock	0	Market Approach	Discount for Lack of Marketability	13.7% (13.7%)
			Price Per Share	$0.00 - $7.08 ($7.08)
			Volatility	94.4% (94.4%)
Warrants	10	Income Approach	Time to Exit (Years)	5.4 (5.4)
Warrants	0	Market Approach	Price Per Share	$0.00 ($0.00)
			Revenue Multiple	1.5x (1.5x)
			Exit Date	0.8 (0.8)
			Volatility Rate	67.0% (67.0%)
Senior Secured Debt	0	Market Approach	Discount for Lack of Marketability	13.7% (13.7%)
LLC Interests	147,330	Market Approach	Bid/Ask	$50,000-$250,000 ($150,000)

	Fair Value as of 9/30/2019	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))
			Discount for Lack of Marketability	10.6% (10.6%)
			Volatility	56.6% (56.6%)
Stock Options	$48,549	Income Approach	Time to Exit (Years)	9.4 (9.4)
			Probability of Achieving Independent Milestones	0.0% - 75.0% (69.8%)
			Probability of Achieving Dependent Milestones	4.2% - 56.3% (41.5%)
Rights to Payments	1,916,736	Income Approach	Time to Cash Flows (Years)	0.3 - 7.3 (4.6)

Total	$49,177,189

(a) Weighted average based on fair value at September 30, 2019.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock

Preferred stock, preferred units, LLC interests, bridge notes and common stock are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Bridge notes commonly contain terms that provide for the conversion of the full amount of principal, and sometimes interest, into shares of preferred stock at a defined price per share and/or the price per share of the next round of financing. The use of a discount for non-performance risk in the valuation of bridge notes would indicate the potential for conversion of only a portion of the principal, plus interest when applicable, into shares of preferred stock or the potential that a conversion event will not occur and that the likely outcome of a liquidation of assets would result in payment of less than the remaining principal outstanding of the note. An increase in non-performance risk would result in a lower fair value measurement.

Warrants and Stock Options

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants and stock options held in our portfolio unless there is a publicly traded active market for such warrants and options or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Bridge Notes and Common Stock."

Rights to Payments

Rights to payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from Xenio Holdings, Inc., which merged with one of our former portfolio companies, Xenio Systems, Inc., in the event of a sale of Xenio Holdings, Inc. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies. In conjunction with the sale of TheStreet, Inc. ("TST") to TheMaven, Inc. ("MVEN"), the Company received a contingent value right for its pro rata share of a potential distribution from the release of escrowed funds after January 31, 2020, related to the sale of a portion of TST's business prior to the acquisition by MVEN.

Senior Secured Debt

We currently hold investments in senior secured debt securities. We value these securities either by an income or market approach. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Common inputs for valuing Level 3 debt investments include: the effective yield of the debt investment or, in the case where we have received warrant coverage, the warrant-adjusted effective yield of the security, adjustments for changes in the yields of comparable publicly traded high-yield debt funds and risk-free interest rates and an assessment of non-performance risk. For debt investments valued by the income approach, an increase in yields would result in a lower fair value measurement. Furthermore, yields would decrease, and value would increase, if the company is exceeding targets and risk has been substantially reduced from the level of risk that existed at the time of investment. Yields would increase, and values would decrease, if the company is failing to meet its targets and risk has been increased from the level of risk that existed at the time of investment. The market approach distributes an estimated value of the entity through the liquidation waterfall to derive value. Common inputs for valuing by the market approach include: multiples of publicly traded comparable companies, time to expected return/exit, discounts for lack of marketability and probability weighted expected return models.

Changes in Valuation Approaches

During the period ended September 30, 2019, the following changes in valuation methodology occurred since December 31, 2018:

•	We changed the valuation methodology of our securities of Phylagen, Inc., from the income approach to the market approach owing to a sale of shares in a secondary market transaction.

NOTE 3. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of September 30, 2019.

Industry	Value as of September 30, 2019	% of Net Assets	Value as of September 30, 2019	% of Net Assets
Application Software			$2,317,809	2.4%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,317,809	2.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			147,330	0.2%
Unaffiliated Portfolio Companies	147,330	0.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			2,373,679	2.5%
Unaffiliated Portfolio Companies	2,373,679	2.5%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			4,970,724	5.2%
Unaffiliated Portfolio Companies	4,970,724	5.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Equipment & Instruments			2,010,750	2.1%
Unaffiliated Portfolio Companies	2,010,750	2.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			15,271,408	16.1%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	15,271,408	16.1%
Controlled Affiliated Portfolio Companies	0	0.0%
Financial Exchanges & Data			21,218	0.0%
Unaffiliated Portfolio Companies	21,218	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			2,352,538	2.5%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	2,352,538	2.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			9,412,886	9.9%
Unaffiliated Portfolio Companies	56,250	0.0%
Non-Controlled Affiliated Portfolio Companies	5,780,252	6.1%
Controlled Affiliated Portfolio Companies	3,576,384	3.8%
Interactive Media & Services			9,800,000	10.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	9,800,000	10.3%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of September 30, 2019	% of Net Assets	Value as of September 30, 2019	% of Net Assets
Life Sciences Tools & Services			$4,048,544	4.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	$4,048,544	4.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			3,274,547	3.4%
Unaffiliated Portfolio Companies	3,274,547	3.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Research & Consulting Services			599,662	0.6%
Unaffiliated Portfolio Companies	374,689	0.4%
Non-Controlled Affiliated Portfolio Companies	224,973	0.2%
Controlled Affiliated Portfolio Companies	0	0.0%
Semiconductors			2,151,002	2.3%
Unaffiliated Portfolio Companies	1,690,532	1.8%
Non-Controlled Affiliated Portfolio Companies	460,470	0.5%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			3,806,793	4.0%
Unaffiliated Portfolio Companies	3,503,673	3.7%
Non-Controlled Affiliated Portfolio Companies	303,120	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			18,892,689	19.9%
Unaffiliated Portfolio Companies	8,062,689	8.5%
Non-Controlled Affiliated Portfolio Companies	10,830,000	11.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Undisclosed Industries			126,811	0.1%
Unaffiliated Portfolio Companies	126,811	0.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$81,578,390		$81,578,390

NOTE 4. COMMITMENTS AND CONTINGENCIES

On July 21, 2014, the Company invested in Accelerator IV-New York Corporation ("Accelerator"), a company that will identify emerging biotechnology companies for the Company to invest in directly. The investment consisted of an operating capital commitment and an investment commitment to be invested in the identified portfolio companies over a five-year period. The final remaining investment commitment was invested in the second quarter of 2019, and therefore there are no remaining investment commitments for Accelerator as of September 30, 2019. The withdrawal of contributed capital is not permitted. The transfer or assignment of capital is subject to approval by Accelerator.

The Company's initial investment in Petra Pharma Corporation in December 15, 2015 was in a round of financing that included investment of additional capital of up to of $260,504 upon achievement of certain quantitative and qualitative milestones and/or decisions by the board to waive such milestones. The Company invested $116,601 of the $260,504 in Petra Pharma Corporation in April 2019, and the remaining $143,903 in July 2019.

As of September 30, 2019, the Company has no commitment and contingencies to invest additional capital in any of its portfolio companies. Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On September 24, 2009, we signed a ten-year lease for approximately 6,900 square feet of office space located at 1450 Broadway, New York, New York. On March 23, 2017, we signed a month-to-month lease for approximately 1,250 square feet of office space located at 7 N. Willow Street, Suite 4B, Montclair, New Jersey. Upon an event of default, the leases each provide that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 5. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of September 30, 2019, through the date these consolidated schedule of investments.

NOTE 6. INVESTMENTS IN AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2019
CONTROLLED AFFILAITED PRIVATELY HELD COMPANIES(E):
HALE.life Corporation	Common Stock	$0		$146,462	$0	$(29,877)	$(29,877)	$116,585
	Series Seed-1 Convertible Preferred Stock	0		2,147,894	0	(538,074)	(538,074)	1,609,820
	Series Seed-2 Convertible Preferred Stock	0		2,500,871	0	(650,892)	(650,892)	1,849,979
Total Controlled Affiliated Privately Held Companies		$0	$0	$4,795,227	$0	$(1,218,843)	$(1,218,843)	$3,576,384

NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES(F):
ABSMaterials, Inc.	Series A Convertible Preferred Stock	$0		$15,864	$0	$(6,486)	$(6,486)	$9,378
	Series B Convertible Preferred Stock	0		286,562	0	(112,530)	(112,530)	174,032
	Secured Convertible Bridge Note	7,479		152,134	0	(32,424)	(39,903)	119,710
AgBiome, LLC	Series A-1 Convertible Preferred Units	$0		$10,442,684	$1,275,261	$0	$1,275,261	$11,717,945
	Series A-2 Convertible Preferred Units	0		2,214,058	270,804	0	270,804	2,484,862
	Series B Convertible Preferred Units	0		951,079	117,522	0	117,522	1,068,601
Black Silicon Holdings, Inc.	Series A Convertible Preferred Stock	$0		$0	$0	$0	$0	$0
	Series A-1 Convertible Preferred Stock	0		0	0	0	0	0
	Series A-2 Convertible Preferred Stock	0		0	0	0	0	0
	Series B-1 Convertible Preferred Stock	0		0	0	0	0	0
	Series C Convertible Preferred Stock	0		0	0	0	0	0
	Secured Convertible Bridge Notes (G)	0		476,187	0	(15,717)	(15,717)	460,470
Coba Therapeutics Corporation	Convertible Bridge Note (H)	$0	$(131,321)	$21,776	$0	$(21,776)	$129,830	$0

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2019
NON-CONTROLLED AFFILIATED PRIVATELY HELD COMPANIES(F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0		$1,201,023	$130,973	$0	$130,973	$1,331,996
	Series Seed-2 Convertible Preferred Stock	0		429,732	45,630	0	45,630	475,362
	Series A-2 Convertible Preferred Stock	0		499,616	45,564	0	45,564	545,180
Essential Health Solutions, Inc.	Common Stock	$0		$128,339	$13,250	$0	$13,250	$141,589
	Series A Convertible Preferred Stock	0		2,781,300	59,693	0	59,693	2,840,993
	Convertible Bridge Note	2,992		50,142	2,992	0	0	53,134
NGX Bio, Inc.	Series Seed Convertible Preferred Stock	$0	$(486,261)	$17,273	$0	$(17,273)	$482,729	$0
	Series Seed 2 Convertible Preferred Stock	0	(493,197)	8,550	0	(8,550)	491,448	0
	Series Seed 3 Convertible Preferred Stock	0	(672,602)	17,256	0	(17,256)	669,073	0
ORIG3N, Inc.	Series 1 Convertible Preferred Stock	$0		$1,232,502	$0	$(55,592)	$(55,592)	$1,176,910
	Series A Convertible Preferred Stock	0		1,431,936	0	(50,255)	(50,255)	1,381,681
	Series A-2 Convertible Preferred Stock	0		189,592	0	(3,647)	(3,647)	185,945
Produced Water Absorbents, Inc.	Warrants for Common Stock	$0		$0	$0	$0	$0	$0
	Common Stock	0		0	0	0	0	0
	Senior Secured Debt (I)	(503,392)		76,863	0	(76,863)	(232,236)	0
TARA Biosystems, Inc.	Common Stock	$0		$659,162	$95,959	$0	$95,959	$755,121
	Series A Convertible Preferred Stock	0		2,842,393	350,052	0	350,052	3,192,445
	Series A-2 Convertible Preferred Stock	0		0	100,978	0	978	100,978
Total Non-Controlled Affiliated Privately Held Companies		$(492,921)	$(1,783,381)	$26,126,023	$2,508,678	$(418,369)	$3,662,400	$28,216,332

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2018	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of September 30, 2019
NON-CONTROLLED AFFILIATED PUBLICLY TRADED SECURITIES(F):
Intermolecular, Inc.	Common Stock	$0	$358,246	$1,425,846	$0	$(1,425,846)	$(97,184)	$0
Quantum Corporation	Common Stock	$0	$593,222	$0	$10,830,000	$0	$5,849,118	$10,830,000
Synacor, Inc.	Common Stock	$0	$0	$2,361,053	$0	$(117,665)	$(128,780)	$2,243,388
	Stock Options	0	0	0	48,549	0	48,549	48,549
	Restricted Stock Units	0	0	0	25,872	0	25,872	25,872
TheMaven, Inc.	Series H Convertible Preferred Stock	$0	$0		$2,800,000	$0	$800,000	$2,800,000
	Series I Convertible Preferred Stock	0	0		7,000,000	0	2,000,000	7,000,000
TheStreet, Inc.	Common Stock	$0	$6,357,095	$9,477,161	$0	$(9,477,161)	$(4,527,427)	$0
	Stock Options	0	0	4,495	0	(4,495)	(4,495)	0
	Restricted Stock Units	0	0	64,668	0	(64,668)	(64,668)	0
Total Non- Controlled Affiliated Publicly Traded Securities		$0	$7,308,563	$13,333,223	$20,704,421	$(11,089,835)	$3,900,985	$22,947,809
Total Non- Controlled Affiliated Privately Held Companies and Publicly Traded Securities		$(492,921)	$5,525,182	$39,459,246	$23,213,099	$(11,508,204)	$7,563,385	$51,164,141

EQUITY METHOD PRIVATELY HELD COMPANY:
Accelerator IV-New York Corporation	Series A Common Stock	$0	$0	$246,229	$0	$(21,256)	$0	$224,973
Total Equity Method Privately Held Company		$0	$0	$246,229	$0	$(21,256)	$0	$224,973

(A)
Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of September 30, 2019.

(B)
Represents the total amount of interest or dividends and yield enhancing fees on debt securities credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended September 30, 2019.

(C)
Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)
Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)	"Controlled Affiliated" is defined as control of 50.1 percent or more of the voting securities outstanding and/or 50.1 percent or more control of the appointment of members of the board of directors.

(F)
"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

(G)	Debt security is on non-accrual status as of April 1, 2018 and, therefore, is considered non-income producing as of the period ended September 30, 2019.

(H)	Debt security was on non-accrual status as of January 1, 2019 and, was considered non-income producing prior the Company receiving a liquidating distribution in May 2019.

(I)	Debt security is on non-accrual status as of July 1, 2018.

 **Information related to the amount of equity in the net profit and loss for the period for the investments listed has not been included in this schedule. This information is not considered to be meaningful owing to the complex capital structures of the portfolio companies, with different classes of equity securities outstanding with different preferences in liquidation. These investments are not consolidated, nor are they accounted for under the equity method of accounting, with the exception of Accelerator IV-New York Corporation, which is accounted for under the equity method.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$116,585
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	1,609,820
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	1,849,979
				4,396,930	3,576,384
Total Controlled Affiliated Privately Held Companies (3.8%)				$4,396,930	$3,576,384

NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
ABSMaterials, Inc.		Specialty Chemicals
Series A Convertible Preferred Stock (acquired 2/17/10-10/24/11)	(I) (L3)		390,000	$435,000	$9,378
Series B Convertible Preferred Stock (acquired 11/8/13-6/25/14)	(I) (L3)		1,037,751	1,217,644	174,032
Secured Convertible Bridge Note, 8% PIK, (acquired 1/20/16, maturing 12/31/19)	(M) (L3)		$100,000	129,589	97,192
Secured Convertible Bridge Note, 8% PIK, (acquired 3/28/17, maturing 12/31/19)	(M) (L3)		$25,000	30,025	22,518
				$1,812,258	$303,120
AgBiome, LLC		Fertilizers & Agricultural Chemicals
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(I) (L3)		2,000,000	$2,000,000	$11,717,945
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(I) (L3)		417,392	521,740	2,484,862
Series B Convertible Preferred Units (acquired 8/7/15)	(I) (L3)		160,526	500,006	1,068,601
				$3,021,746	$15,271,408
Black Silicon Holdings, Inc.		Semiconductors
Series A Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		233,499	$750,000	$0
Series A-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		2,966,667	890,000	0
Series A-2 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		4,207,537	2,445,000	0
Series B-1 Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,892,836	1,169,561	0
Series C Convertible Preferred Stock (acquired 8/4/15)	(M) (L3)		1,674,030	1,171,316	0
Secured Convertible Bridge Note, 8% PIK, (acquired 8/25/16, maturing 8/4/21)	(M) (L3)		$1,278,453	1,444,368	460,470
				$7,870,245	$460,470

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PRIVATELY HELD COMPANIES
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$1,331,996
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	475,362
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	545,180
				$2,100,000	$2,352,538
Essential Health Solutions, Inc.		Health Care Technology
Common Stock (acquired 11/18/16)	(I) (L3)		200,000	$20	$141,589
Series A Convertible Preferred Stock (acquired 11/18/16)	(I) (L3)		2,750,000	2,750,000	2,840,993
Unsecured Convertible Bridge Note, 8% PIK, (acquired 12/19/18, maturing 12/19/19)	(M) (L3)		$50,000	53,134	53,134
				$2,803,154	$3,035,716
ORIG3N, Inc.		Health Care Technology
Series 1 Convertible Preferred Stock (acquired 2/5/15-8/5/15)	(H) (L3)		1,195,315	$500,000	$1,176,910
Series A Convertible Preferred Stock (acquired 11/25/15-9/7/16)	(H) (L3)		1,364,666	1,500,000	1,381,681
Series A-2 Convertible Preferred Stock (acquired 5/11/17-2/8/18)	(H) (L3)		176,386	200,002	185,945
				$2,200,002	$2,744,536
Produced Water Absorbents, Inc.		Oil & Gas Equipment & Services
Common Stock (acquired 4/30/16)	(M) (L3)		50,243,350	$7,670,281	$0
Warrants for Common Stock expiring upon liquidation event (acquired 4/30/16)	(M) (L3)		450,000	65,250	0
Senior Secured Debt, 15% commencing on 4/1/16, maturing on 12/31/19 (acquired 4/1/16)	(M) (L3)		$2,533,766	2,479,053	0
				$10,214,584	$0
TARA Biosystems, Inc.		Life Sciences Tools & Services
Common Stock (acquired 8/20/14)	(I) (L3)		2,000,000	$20	$755,121
Series A Convertible Preferred Stock (acquired 3/31/17)	(I) (L3)		6,878,572	2,545,493	3,192,445
Series A-2 Convertible Preferred Stock (acquired 4/18/19)	(I) (L3)		208,577	100,000	100,978
				$2,645,513	$4,048,544
Total Non-Controlled Affiliated Privately Held Companies (29.7%)				$32,667,502	$28,216,332

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
NON-CONTROLLED AFFILIATED COMPANIES
PUBLICLY TRADED SECURITIES
Quantum Corporation		Technology Hardware, Storage & Peripherals
Common Stock (acquired 2/4/19-6/25/19)	(M) (L1)		1,900,000	$4,980,882	$10,830,000
Synacor, Inc.		Application Software
Common Stock (acquired 4/6/17-5/14/19)	(M) (L1)		1,602,420	$4,349,510	$2,243,388
Stock Options for Common Stock Expiring 2/28/29 (acquired 3/1/19)	(I) (L3)		50,000	0	37,250
Stock Options for Common Stock Expiring 5/16/29 (acquired 5/16/19)	(I) (L3)		15,000	0	11,299
Restricted Stock Units (acquired 9/10/19)	(M) (L2)		18,925	0	25,872
				$4,349,510	$2,317,809
TheMaven, Inc.		Interactive Media & Services
Series H Convertible Preferred Stock (acquired 6/27/19)	(M) (L2)		1,320	$2,000,000	$2,800,000
Series I Convertible Preferred Stock (acquired 6/28/19)	(M) (L2)		5,000	5,000,000	7,000,000
				$7,000,000	$9,800,000
Total Non-Controlled Affiliated Publicly Traded Securities (24.2%)				$16,330,392	$22,947,809

EQUITY METHOD PRIVATELY HELD COMPANY
Accelerator IV-New York Corporation		Research & Consulting Services
Series A Common Stock (acquired 7/21/14-12/12/18)	(E)		833,333	$224,973	$224,973
Total Equity Method Privately Held Company (0.2%)				$224,973	$224,973

Total Investments in Non-Controlled Affiliated Privately Held Companies and Publicly Traded Securities and Equity Method Privately Held Company (54.1%)				$49,222,867	$51,389,114

Total Investments in Controlled, Non-Controlled Affiliated Privately Held Companies and Publicly Traded Securities and Equity Method Privately Held Company (57.9%)				$53,619,797	$54,965,498

Item 2. Controls and Procedures.

(a)        Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-Q (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s last fiscal quarter that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: November 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: November 7, 2019		Date: November 7, 2019